UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 10, 2007
Date of Report (Date of earliest event reported)

Thermo Fisher Scientific Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Wyman Street, P.O. Box 9046 Waltham, Massachusetts	02454-9046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Retirement of Director

On April 10, 2007, Thermo Fisher Scientific Inc. (the “Company”), announced that Paul M. Meister, Chairman of the Board of Directors of the Company (the “Board”), has decided to not stand for re-election as a director at the annual meeting of stockholders, scheduled for May 15, 2007. In anticipation of his retirement, Mr. Meister relinquished his position as Chairman of the Board, effective April 10, 2007.  The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

The following Exhibit relating to Item 5.02 shall be deemed “furnished”, and not “filed”:

Exhibit 99.1 Press Release dated April 10, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 13th day of April, 2007.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Seth H. Hoogasian
Name: Seth H. Hoogasian
Title: Senior Vice President, General Counsel and Secretary